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EXHIBIT 23.2

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 3, 2005, in Amendment No. 3 to Registration Statement (Form S-1 No. 333-125574) and related Prospectus of Tronox Incorporated for the registration of shares of its Class A common stock.

/s/ Ernst & Young LLP

Oklahoma City, Oklahoma
October 20, 2005

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  EXHIBIT 23.2
Consent of Independent Registered Public Accounting Firm